SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2004

UNITED AUTO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12297	22-3086739

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2555 Telegraph Rd Bloomfield Hills, MI		48302-0954

(Address of Principal Executive Offices)		(Including Zip Code)

248-648-2500

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press Release dated July 28, 2004.

Item 12. Results of Operations & Financial Condition

     On July 28, 2004, United Auto Group issued a press release announcing its second quarter 2004 financial results and other information. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2004	United Auto Group, Inc.

By: /s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr. Executive Vice President

EXHIBIT INDEX

Exhibit 99.1	Press Release dated July 28, 2004